Ivy Funds

Supplement dated October 23, 2020 to the

Ivy Funds Prospectus

dated July 31, 2020

as supplemented August 24, 2020 and October 1, 2020

The following replaces the “Portfolio Manager” section of the Ivy Municipal High Income Fund summary section on page 74 of the prospectus.

Portfolio Manager

Bryan J. Bailey, Senior Vice President of IICO, has managed the Fund since October 2020.

The following replaces the “The Management of the Funds – Fund Management – Ivy Municipal High Income Fund” section on page 235 of the prospectus.

Ivy Municipal High Income Fund: Bryan J. Bailey is primarily responsible for the day-to-day portfolio management of Ivy Municipal High Income Fund, and has held his Fund responsibilities since October 2020. Mr. Bailey’s biographical information is listed above under The Management of the Funds – Fund Management – Ivy Municipal Bond Fund.

Supplement	Prospectus	1